SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                            ____________________


                                  FORM 8-K
              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


                            ____________________


Date of Report (Date of earliest
  event reported):                                          October 19, 1995


                       SEQUENT COMPUTER SYSTEMS, INC.
           (Exact name of registrant as specified in its charter)


                            ____________________


             OREGON                  0-15627               93-0826369
         (State or other           (Commission            (IRS Employer
         jurisdiction of          File Number)           Identification
        incorporation or                                      No.)
          organization)

 Sequent Computer Systems, Inc.
      15450 SW Koll Parkway
        Beaverton, Oregon                                  97006-6063
      (Address of Principal                                (Zip Code)
       Executive Offices)

                            ____________________


Registrant's telephone number,
including area code:                                          (503) 626-5700

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Item 5.  Other Events

The summary financial statements for the quarter ended
September 30, 1995 filed as Exhibit 99 are incorporated herein by reference.

Exhibit.

99    Summary financial statements for the quarter ended
      September 30, 1995

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SIGNATURE

            Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated:  October 19, 1995


                              SEQUENT COMPUTER SYSTEMS, INC.


                              By ROBERT S. GREGG
                                 --------------------------------
                                 Robert S. Gregg,
                                 Sr. Vice President of Finance and
                                 Legal and Chief Financial Officer

                                EXHIBIT INDEX

                                                                  Sequential
Exhibit                                                              Page
Number            Document Description                              Number
-------           --------------------                            ----------

99          Summary financial statements for the
            quarter ended September 30, 1995.